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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 7, 2000
                       (Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            333-36244                  41-1955181
--------                            ---------                  ----------
(State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)          File Number)             Identification No.)


  8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota        55437
  -------------------------------------------------------------        -----
             (Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code:(952) 832-7000







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                                       -2-

Item 5.           Other Events.


                  On or about September 28, 2000, the Registrant expects to cause the issuance and sale of Home Loan Backed Notes, Series 2000-HI4 (the "Notes") pursuant to an Indenture to be dated as of September 28, 2000, between Home Loan Trust, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

                  In connection with the expected sale of the Series 2000-HI4 Notes, the Registrant has been advised by Bear Stearns & Company, Inc., Credit Suisse First Boston and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain collateral information with respect to the home loans (the "Home Loans") underlying the proposed offering of the Notes (the "Notes"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

                  The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Home Loan Pool contained in the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Home Loans underlying the Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Home Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                              Item 601(a) of
                              Regulation S-K
   Exhibit No.                Exhibit No.                       Description
   -----------                -----------                       -----------
        1                        99                      Collateral Term Sheets





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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.

                                            By:     /s/ Lisa Lundsten
                                            Name:   Lisa Lundsten
                                            Title:  Vice President

Dated: September 7, 2000





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                                       -5-

EXHIBIT INDEX


              Item 601 (a) of          Sequentially
Exhibit       Regulation S-K           Numbered
Number        Exhibit No.              Description               Format
-------       -----------              ------------------        ------
1              99                      Collateral Term           Electronically
                                       Sheets




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                                       -6-
                                    EXHIBIT 1

                             (Intentionally Omitted)


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